EXHIBIT 31.2
CERTIFICATION BY GERALD A. LOMBARDO
PURSUANT TO SECURITIES EXCHANGE ACT RULE 13A-14(a),
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald A. Lombardo, certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Ditech Holding Corporation; and
2. Based on my knowledge, this Amendment No. 1 to the Annual Report on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Gerald A. Lombardo
Gerald A. Lombardo
Chief Financial Officer
Date: May 13, 2019